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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 1, 2000 relating to the financial statements, which appears in Digital Lava Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP
Costa Mesa, California
September 21, 2000